SECOND AMENDMENT TO REORGANIZATION AGREEMENT

     This Second Amendment to Reorganization Agreement ("Second Amendment") is entered into as of the 13th day of June, 2001, by and between AMERINET GROUP.COM, INC., a Delaware corporation ("AmeriNet"); and RANDALL K. FIELDS, a Utah resident, and RIVERVIEW FINANCIAL CORP., a California corporation (collectively, the "Park City Group's Participants ").

                                    RECITALS

     WHEREAS, AmeriNet and the Park City Group's Participants previously entered into that certain Reorganization Agreement, dated May 31, 2001, as amended on June 11, 2001 (the "Reorganization Agreement"); and

     WHEREAS, AmeriNet and the Park City Group's Participants desire to further amend the Reorganization Agreement as provided herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AmeriNet and the Park City Group's Participants agree that the Reorganization Agreement shall be amended as follows:

     1.   Definitions.

          Terms used in this Second Amendment and not otherwise defined herein shall have the same meanings as are set forth for such terms in the Reorganization Agreement.


     2.   Warrants and Debt Surviving Closing.

          The Reorganization Agreement contemplates the survival beyond Closing of a Yankees warrant to purchase up to 1,000,000 shares of AmeriNet common stock at an exercise price of $.22 per share. The Parties agree that (a) prior to or concurrently with the Closing, Yankees will deliver said warrant to purchase up to 1,000,000 shares of AmeriNet common stock to AmeriNet and the warrant and the related agency agreement will be cancelled; (b) in consideration of the surrender and cancellation of the warrant, the repayment of amounts paid by Yankees or its affiliates, on behalf of AmeriNet, representing legal, accounting and other closing costs, up to an aggregate maximum amount of $60,000, will be an obligation of AmeriNet and will survive the Closing; and (c) subsequent to the Closing, AmeriNet will issue to Yankees or its affiliates, and Yankees or its affiliates agrees to accept in full payment of the amounts carried over and described in Subsection 2(b) hereof, a number of shares of unregistered AmeriNet common stock (rounded to the next share to avoid fractional shares) equal to such amount divided by $.17 per share, for a maximum of 352,942 shares. Any provisions of the Reorganization Agreement which are contrary to or inconsistent with the foregoing are hereby amended, and shall be construed, so as to be consistent herewith.

     3. AmeriNet Exhibits. The AmeriNet's Exhibits are hereby amended in their entirety as attached hereto as Exhibit A.

     4. No Other Amendment. Except as expressly amended pursuant to this Second Amendment, the terms of the Reorganization Agreement shall remain in full force and effect.

     5. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

                AMERINET GROUP.COM, INC., a Delaware corporation



                                            By:    /s/ Edward Dmytryk

                                            Its:       President



                       RANDALL K. FIELDS, a Utah resident

                                                   /s/ Randall K. Fields

               RIVERVIEW FINANCIAL CORP., a California corporation



                                            By:    /s/ Randall K. Fields
                                           Its:        President

     Section 2 of this Agreement Acknowledged and Consented to by Yankees, for itself and its affiliates


                 YANKEES COMPANIES, INC., a Florida corporation

                                            By:    /s/ Leonard Tucker
                                            Its:       President

                                    EXHIBIT A
                            AMENDED AMERINET EXHIBITS

                        AMERINET'S EXHIBITS AMENDMENT #2

     The following Exhibits are being delivered by AmeriNet pursuant to the Reorganization Agreement, dated May 31, 2001, between Randall K. Fields, a Utah resident, Riverview Financial Corp., a California corporation, and AmeriNet Group.com, a Delaware corporation (the "Reorganization Agreement").

     Any information disclosed in one Exhibit shall be deemed to be disclosed in all Exhibits to which such information is applicable. References to Articles, Sections, Paragraphs, and Exhibits shall mean the Articles, Sections, Paragraphs and Exhibits of the Reorganization Agreement and/or these Exhibits. These Exhibits are incorporated by reference into and shall be deemed a part of the Reorganization Agreement.

     No reference in these Exhibits to any agreement or documents shall be construed as an admission or indication to any other party other than Park City Group, Inc. that such agreement or document is enforceable or currently in effect under such agreement or document. No disclosure in these Exhibits relating to any possible breach or violation of any agreement, law, or regulation shall be construed as an admission or indication to any party other than Park City Group, Inc. that any such breach or violation exists or has actually occurred.



                                  Exhibit 1.1O
                        Consulting Agreement with Yankees

         A copy of the consulting agreements between Yankees and AmeriNet has been provided to Park City.

                                  Exhibit 3.2B
                               Options & Warrants

     AmeriNet has established four stock option plans: (1) Non-qualified and incentive stock option plan , effective January 1, 2000; (2) Non-qualified and incentive stock option plan , effective March 8, 2000; (3) 2001 Officers' & Directors' Stock Option Plan, effective as of January 1, 2001; and (4) AmeriNet Communications, Inc. Incentive Stock Option Plan Indenture, effective as of October 1, 2000. Other options and warrants were granted pursuant to acquisitions or to current stockholders. Park City Group has been provided copies of all four plans and all warrants and award certificates. The table provides information related to the options to purchase AmeriNet's common stock as of May 31, 2001.


Name                     Title/ Description      Amount           Price          Granted             Exercisable
Officers Warrants
for Employment
Michael Jordan           President               100,000w*        $0.69w         8/19/99             9/1/00 to 8/31/03
Larry Van Etten          President               100,000w*        $0.56w         5/22/00             7/1/01 to 6/30/04
Larry Van Etten          President               50,000w          $0.60w         5/22/00             5/22/00 to 8/19/00
David Cantley            CFO                     50,000w *        $1.4325w       2/17/00             7/1/01 to 6/30/04
                                                 50,000w *        $0.5625w       5/26/00             7/1/01 to 6/30/04
Vanessa Lindsey          Secretary               15,000w *        $1.28w         11/11/99            1/1/01 to 12/31/02
Director's Options       2000 Plan dated
                         January 1, 2000
                         1,000,000 shares
Saul B. Lipson           Director Audit C        50,000w          $1.0625w       10/26/99            1/1/01 to 2/31/02
Michael H. Jordan        Director Exec. C        30,000           $1.44          11/4/99             *        12/31/02
Richard Chamberlin       Director, Exec. M       25,000           $1.44          11/4/99             *        12/31/02
Anthony Joffe            Director , Exec M       35,000           $1.44          11/4/99             *        12/31/02
Ed Dmytryk               Director, Audit M       25,000           $1.44          11/4/99             *        12/31/02
David Cantley            Director                6,000            $1.44          2/17/00             *        12/31/02
Vanessa Lindsey          Director, Exec. M       16,200           $1.44          4/6/00              *        12/31/02
Larry Van Etten          Director, Exec. M       12,600           $1.44          5/22/01             *        12/31/02
Bruce Gleason            Director                15,000           $1.44          11/4/99             *        12/31/02
TOTALS                    470,200 shares left    529,800 *                       There are 2,000,000 left under the
                         under the plan          shares                          March 31, 2000 plan
                                                 granted
Directors Options        January 1, 2001
                         Option Plan for
                         1,000,000 shares
Doug Wilson              Director, Exec. M       9,000            $0.27          4/16/01             4/16/01-12/31/03


Larry Van Etten          Director, Exec. M       9,000            $0.27          4/16/01             4/16/01-12/31/03
Vanessa Lindsey          Director Exec. M        9,000            $0.27          4/16/01             4/16/01-12/31/03
Ed Dmytryk               Director Exec C.        11,000           $0.27          4/16/01             4/16/01-12/31/03
Tony Joffe               Director, Audit M       15,000           $0.27          4/16/01             4/16/01-12/31/03
J. Bruce Gleason         Director                5,000            $0.27          4/16/01             4/16/01-12/31/03
Richard Chamberlin       Director,               5,000            $0.27          4/16/01             4/16/01-12/31/03
David Cantley            Director                5,000            $0.27          4/16/01             4/16/01-12/31/03
Charles Champion         Director, Audit C       15,000           $0.27          4/16/01             4/16/01-12/31/03
TOTALS                    917,000 shares left    83,000
                         under theplan           shares
                                                 granted
Warrants &
Options(held by
persons involved
in acquisition of
subsidiaries)
Arthur & Joann           Trilogy                 6,667w           $0.75          11/30/99        11/30/99 to  11/30/04
Calabro
George Campen            Trilogy                 3,333w           $0.75          11/30/99        11/30/99 to  11/30/04
Antares Capital          Trilogy                 47,273w          $0.75          11/30/99        11/30/99 to  11/30/04
Management
Daniel Conroy            Trilogy                 10,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Bill and Dawn            Trilogy                 5,000w           $0.75          11/30/99        11/30/99 to  11/30/04
DeRosa
Donald Downs             Trilogy                 12,667           $0.75          11/30/99        11/30/99 to  11/30/04
Peter Glint              Trilogy                 13,333w          $0.75          11/30/99        11/30/99 to  11/30/04
John Goodman             Trilogy                 20,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Maxwell                  Trilogy                 5,000w           $0.75          11/30/99        11/30/99 to  11/30/04
Hazelwood
John & Penny             Trilogy                 20,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Holmes
Stephen Holmes           Trilogy                 20,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Robert Imparato          Trilogy                 5,000w           $0.75          11/30/99        11/30/99 to  11/30/04
SOG Investments          Trilogy                 20,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Robert & Janet           Trilogy                 20,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Lewis
John & Barbara           Trilogy                 3,333w           $0.75          11/30/99        11/30/99 to  11/30/04
Meeks
Ronald Musich            Trilogy                 20,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Enid & Bernard           Trilogy                 10,000w          $0.75          11/30/99        11/30/99 to  11/30/04
Rudd
James Engstrom           Trilogy                 6,667w           $0.75          11/30/99        11/30/99 to  11/30/04

Jonathan Eichner         Investor                50,000w          $0.75                          3/1/00 to 6/30/02
Debra Elenson            Investor                100,000w         $0.75                          3/1/00 to 6/30/02


* Shares which were granted under the Non-qualified and incentive stock option plan, effective January 1, 2000.

w    means warrant, all others are options

                                      3.2B4
                               Registration Rights

1.    List of persons with registration rights:

         Debra Elenson                        100,000 shares and 100,000 shares
                                              for warrants
         Jonathan Eichner                     100,000 shares and 50,000 shares
                                              for warrants
         Scott Heicken                        100,000 shares
         K. Walker, LTD.                      250,001 shares
         Joseph D. Radcliffe                  67,000 shares
         Hamilton, Lehrer & Dargan, P.A.      50,000 shares

     However, all such shares have met Rule 144 holding periods, except for the 150,000 shares reserved for warrants and the 50,000 shares for Hamilton, Lehrer & Dargan, P.A.

2. The securities that will be registered on the initial SB-2 filed post closing will include:

         A.       Coast to Coast Realty              173,908
         B.       Bolina Trading Corp. SA            700,000
         C.       SKRD Trading Corp.                 10,000
         D.       Vanessa H. Lindsey                 90,680
         E.       Edward Dmytryk                     16,660
         F.       Robert Pozner                      666,680
         G.       K. Walker                          761,346
         H.       Debra Elenson                      836,680
         I.       Jonathan Eichner                   816,680
         J.       Scott Heiken                       266,680
         K.       Palm Air                           916,914
         L.       Larry Holman                       ( .333 of his 500,000 PC
                                                     shares converted to ABUY
                                                     shares )
         M.       Debra Elenson                      100,000  shares for warrant
         N.       Jonathan Eichner                   50,000 shares for warrant

                                  Exhibit 3.2C3
                    Financial Representations and Disclosure


     3.2C3c(1): Except for the divestiture of AmeriNet's subsidiaries, as required by Park City Group, as a condition to this transaction

     3.2C3c(4): Goodwill(an intangible asset) has been and will be materially reduced as a result of the divestitures of AmeriNet's subsidiaries, as required by Park City Group, as a condition to this transaction

     3.2C3c(7): Except for distributions of securities as required by Park City Group, as a condition to this transaction

     3.2C3c(8): Except for the sale or issuance of AmeriNet's Capital Stock which is sold or granted in the ordinary course of business. However at closing, not more than 27,300,000 shares of common stock will be outstanding. Attached are copies of the common and preferred stock ledgers used by management.

     3.2C3c(9): Except for a revolving loan agreement between AmeriNet and the Yankee Companies, Inc.("Yankees"), dated May 5, 2000, and a convertible loan agreement between AmeriNet and Yankees, dated May 7, 2001. However, the revolving loan agreement has been terminated. Copies have been supplied to Park City Group, along with a copy of the termination agreement between AmeriNet and Yankees, dated May 23, 2001. The convertible loan agreement has not yet been terminated, but will be terminated at closing when the outstanding principal will be converted to AmeriNet common stock at $0.17 per share.

List of Common Shares Issued from December 1998 to May 31,2001

Date        Amount of    Subscriber                           Total Offering    Total             Registration      Effective
issued      Securities                                        Consideration     Discounts or      Exemption         Date
            sold                                                                Commission        relied on
            4,166,148
12/9/98     630,000      Blue Lake Capital Corp               $0.02             None              (2)               11/06/98
12/9/98     108,750      M. Tucker C/F Shayna Tucker          $0.02             None              (2)               11/06/98
12/9/98     108,750      M. Tucker C/F Montana Tucker         $0.02             None              (2)               11/06/98
12/9/98     435,000      The Yankee Companies, Inc.("Yankees")$0.02             None              (2)               11/06/98
12/9/98     217,500      Calvo Family                         $0.02             None              (2)               11/06/98
12/9/98     50,000       Yankees                                                None (6)          (2)
12/9/98     125,000      R. Chamberlin                        $0.02             None              (2)               11/23/98
12/9/98     62,500       Anthony Joffe                        $0.02             None              (2)               11/23/98
12/9/98     62,500       Penny Field                          $0.02             None              (2)               11/23/98
12/9/98     25,000       Carrington                                             None (7)          (2)
5/25/99     50,000       Richard Chamberlin               for legal services(8) None              (2)               05/25/99

5/25/99     47,000       E. Granville Smith          settlement Bolina 30,000   None              (2)
                                                     shares and  K. Walker 17,000                                   03/19/99

5/25/99     150,000      Yankees                     Calvo settlement     (9)   None              (2)               02/18/99
7/26/99     1,769        Lynn Poppitti               AITC reorganization  (10)    (4)             (1)               06/25/99
7/26/99     1,105,325    Mike Umile                  AITC reorganization  (10)    (4)             (1)               06/25/99

7/26/99     1,127,431    Bruce Gleason               AITC reorganization  (10)    (4)             (1)               06/25/99
9/29/99     122,500      Yankees                     AITC reorganization  (10)    (4)             (1)               06/25/99
9/29/99     20,000       Vanessa Lindsey       Part of Yankees AITC shares (10)   (4)             (1)               06/25/99
9/29/99     2,500        Ilene Scheinbart     Part of Yankees AITC shares  (10)   (4)             (1)               06/25/99
9/29/99     5,000        Warren Hirt          Part of Yankees AITC shares  (10)   (4)             (1)               06/25/99
10/7/99     15,000       Xcel            In lieu of interest on $75,000 loan(11) None             (2)               09/30/99
10/7/99     (126,238)    Bruce Gleason      sold his shares to Yankees for $0.25 None             (3)               08/25/99
10/7/99     (123,762)    Mike Umile         sold his shares to Yankees for $0.25 None             (3)               08/25/99
10/7/99     242,211      Yankees            bought from Gleason and Umile        None             (3)               08/25/99
10/7/99     7,789        Theodore & Susan Gill   part of Yankees bought from     None             (3)               08/25/99
                                                 Gleason and Umile
10/14/99    7,500        Internet Stock School       $6,075 of fixed assets (12) None             (2)               07/22/99
10/29/99    (841,378)    Bruce Gleason               AITC Recission              None             (2)               10/15/99
10/29/99    (841,378)    Mike Umile                  AITC Recission              None             (2)               10/15/99
11/1/99     190,000      Bolena                      $0.50   $  95,000           None             (2)               10/28/99
11/12/99    110,000      K. Walker                   $0.50   $  55,000           None             (2)               10/26/99
11/29/99    (94,602)     Yankees                     AITC Recission              None             (2)               10/15/99
12/7/99     2,211        Theodore & Susan Gill  AITC Stockholder and Exchanging  None             (2)               9/27/99
                                                     stockholders agreement      (10)
12/14/99    40,000       Jonathan Eichner            $0.50     $  20,000         None             (2)               06/23/99
12/14/99    100,000      Debra Elenson               $0.50     $  50,000         None             (2)               06/23/99
12/14/99    40,000       Evelyn Coleitti             $0.50     $   20,000        None             (2)               06/23/99
12/14/99    20,000       Debra Elenson               $0.50     $   10,000        None             (2)               09/08/99
12/14/99    80,000       Yankees                     $0.25     $   20,000         (4)             (2)               06/24/99
12/14/99    30,000       Yankees                     $0.25     $     7,500        (4)             (2)               09/03/99


12/17/99    500,380      Michael Caputa           WRI merger                     None             (2)               11/12/99
12/17/99    10,000       J. Grant                 WRI merger                     None             (2)               11/12/99
12/17/99    10,000       J. Levy                  WRI merger                     None             (2)               11/12/99
12/17/99    10,620       Source Marketing         WRI merger                     None             (2)               11/12/99
12/17/99    13,319       Yankees                  WRI merger                      (4)             (2)               11/12/99
12/17/99    2,500        Warren Hirt              Part of Yankees WRI shares(14)  (4)             (2)               11/12/99
12/17/99    1,000        Ilene Scheinbart         Part of Yankees WRI shares(14)  (4)             (2)               11/12/99
12/17/99    3,500        Vanessa Lindsey          Part of Yankees WRI shares(14)  (4)             (2)               11/12/99
12/17/99    13,275       Bruce Gleason            Part of Yankees WRI shares(14)  (4)             (2)               11/12/99
12/17/99    13,275       Mike Umile               Part of Yankees WRI shares(14)  (4)             (2)               11/12/99
12/17/99    6,231        Lynn Poppitti            Part of Yankees WRI shares(14)  (4)             (2)               11/12/99
12/17/99    100,000      Vanessa Radcliffe        $0.50      $   50,000          None             (2)               11/10/99
TOTAL       8,164,126
01/04/00    16,000       Arthur Y. & Joann Calabro Trilogy Reorganization  (15)  None              (1)               12/01/99
                         JTWROS
01/04/00    8,000        George B. Campen         Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    113,454      Antares Capital
                               Management, Inc.   Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    24,000       Daniel Conroy            Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    12,000       Bill & Dawn DeRosaJTWROS Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    31,333       Donald J. Downes         Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    32,000       Peter Glint              Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    48,000       John B. Goodman          Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    12,000       Maxwell G. Hazelwood     Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    48,000  John & Penny R. MaxwellJTWROS Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    48,000       Stephen P. Holmes        Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    12,000       Bob Imparto              Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    48,000       SOG Investments, Inc.    Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    48,000       Robert M. Lewis & Janet  Trilogy Reorganization   (15)  None              (1)               12/01/99
                         L. Lewis   JTWEROS
01/04/00    8,000        John J. Meeks Sr.&       Trilogy Reorganization   (15)  None              (1)               12/01/99
                          Barbara MeeksJTWROS
01/04/00    48,000       Ron Musich               Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    24,000   Enid & Bernard Rudd JTWROS   Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    16,000       James W. Engstrom        Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    841,381      Dennis & Carol Berardi   Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    800          Stephen Berardi          Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    800          Dale Martin Hernandez    Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    576          Sheilla Horan            Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    576          Lester Thornhill         Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    534          Jane Bicks               Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    6,934        David Cantley            Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    309          Ann McEver               Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    309          Linda Loque              Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    412          Ruth Hinnick             Trilogy Reorganization   (15)  None              (1)               12/01/99
01/04/00    72,864       Yankees                  Trilogy Reorganization   (16)   (4)              (1)               12/01/99
01/04/00    90,863       Robert Pozner            Part of Yankees shares          (4)              (1)               12/1/99
                                                   for Trilogy Reorg.      (16)

01/04/00    18,000       Calvo Family             Part of Yankees shares          (4)               (1)               12/1/99
                                                  for Trilogy Reorg (16)
1/12/00     200,000      Yankees                  $0.25   $   50,000              (4)               (2)               11/19/99
1/21/00     67,000       Joe Radcliffe            $0.75   $   50,250              None              (2)               12/16/99
5/2/00      133,334      K. Walker, Ltd.          $0.75   $  100,000              None              (2)               01/31/00
5/2/00      100,000      K. Walker, Ltd.          $0.75   $   75,000              None              (2)               03/09/00
5/2/00      100,000      K. Walker, Ltd.          $0.60   $   60,000              None              (2)               03/23/00
5/2/00      100,000      Jonathan Eichner         $0.75   $   75,000              None              (2)               01/31/00
5/2/00      100,000      Scott Heicken            $0.75   $   75,000              None              (2)               02/28/00
5/2/00      100,000      Debra Elenson            $0.75   $   75,000              None              (2)               01/31/00
5/2/00      200,000      Bolena Trading Corp. S.A.$0.60   $  120,000              None              (2)               03/15/00
6/15/00     200,000      Xcel Associates, Inc.    settlement     (17)             None              (2)               05/31/00
6/16/00     4,400        Donald Downes             Shares he didn't               (4)               (1)               12/01/99
                                                   originally receive (15)
6/30/00     11,100,005   Total
7/3/00      377,099      Gerald & Leigh Cunningham    Lorilei   (18)              (4)               (1)               05/11/00
                                                      Reorganization
7/3/00      114,504      Yankees as escrow agent      Lorilei reorganization
                                                      as escrow  agent            (4)               (1)               05/11/00
                                                                (18)
7/3/00      80,916       Bruce Brashear,
                         Esquire as escrow agent      Lorilei Reorganization
                                                      as escrow agent             (4)               (1)               05/11/00
                                                                (18)
7/3/00      9,427        Mike Umile                   Part of Yankees shares      (4)               (1)               05/11/00
                                                      for Lorilei Reorganization
                                                                (18)
7/3/00      9,427        Bruce Gleason                Part of Yankees shares
                                                      for Lorilei Reorganization  (4)               (1)               05/11/00
                                                                (18)
7/3/00      8,869        George Franjola              Part of Yankees shares      (4)               (1)               05/11/00
                                                      for Lorilei Reorganization
                                                             (18)
7/3/00      4,987        K. Walker, Ltd.              Part of Yankees shares      (4)               (1)               05/11/00
                                                      for Lorilei Reorganization
                                                                (18)
7/3/00      5,000        Larry Van Etten              Part of Yankees shares      (4)               (1)               5/11/00
                                                      for Lorilei Reorganization
                                                                (18)
7/3/00      7,000        Yankees                      in consideration for use    (4)               (2)
                                                      of collateral by Xcel
                                                                (11)
7/13/00     200,000      Palmair, Inc.            $4,000    exercise of warrant
                                                                (19)              None              (2)               04/08/00
7/13/00     56,000       Yankees                  $0.125  $    7,000              (4)               (2)               06/16/00
7/13/00     50,000       George Franjola          $0.25   $   12,500              None              (2)               06/05/00
7/13/00     50,000       John Franjola            $0.25   $   12,500              None              (2)               06/05/00
7/13/00     12,000       Larry Van Etten          $0.25   $    7,000              None              (2)               06/08/00
7/13/00     12,000        Linda Van Etten         $0.25   $    7,000              None              (2)               06/08/00
7/13/00     16,000       American Express for
                          Larry Van Etten         $0.25   $    7,000              None              (2)               06/08/00
7/13/00     16,000       American Express for
                          Linda Van Etten         $0.25   $    7,000              None              (2)               06/08/00
7/13/00     12,129,234   Total
9/12/00     12,129,234   Total
11/8/00     (841,381)    Return of
                          Berardi's Stock    superseder and exchange agreement    None              (1)               06/30/00
                                                                (15)
12/13/00    700,000      Yankees                  $0.125 Yankees converted $98, 500
                                                         of debt to equity        (4)               (2)               06/30/00
                                                                (20)
12/13/00    20,000       Coast to Coast Realty, Inc.  Part of Yankees conversion
                                                                (20)              (4)               (2)               06/30/00
12/13/00    5,000        Vanessa H. Lindsey           Part of Yankees conversion
                                                                (20)              (4)               (2)               06/30/00
12/13/00    9,000        George Franjola              Part of Yankees conversion
                                                                (20)              (4)               (2)               06/30/00
12/13/00    50,000       Larry Van Etten              Part of Yankees conversion
                                                                (20)              (4)               (2)               06/30/00
12/13/00    2,000        Nancy Molinari               Part of Yankees conversion
                                                                (20)              (4)               (2)               06/30/00
12/13/00    2,000        Sally Stroberg              Part of Yankees conversion
                                                                (20)              (4)               (2)               06/30/00
12/13/00    200,000      K. Walker, Ltd.             $0.25   $   50,000           None              (2)               05/16/00
12/13/00    16,667       K. Walker, Ltd.             $0.60   $   10,000.20        None              (2)               05/16/00
12/31/00    12,292,520   TOTAL
3/7/01      4,000        Arthur Y. & Joann Calabro   Trilogy Escrow
                                                                    (15)          None              (1)               12/01/99
3/7/01      2,000        George Campen               Trilogy Escrow
                                                                    (15)          None              (1)               12/01/99
3/7/01      28,364       Antares Capital
                          Management, Inc.           Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      6,000        Daniel Conroy               Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      3,000        Bill & Dawn De Rosa         Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      8,933        Donald Downes               Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      8,000        Peter Glint                 Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      12,000       John Goodman                Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      3,000        Maxwell G. Hazelwood        Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      12,000       John B. Holmes &
                          Penny R. Mansell           Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      12,000       Stephen P. Holmes           Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      3,000        Robert Imparato             Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      12,000       SOG Investments             Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      12,000       Robert M. & Janet D. Lewis  Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      2,000        John L. Meeks &
                          Barbara Meeks              Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      12,000       Ronald Musich               Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      6,000        Enid & Bernard Rudd         Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      4,000        James W. Engstrom           Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      200          Stephen Berardi             Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      200          Dale Martin Hernandez       Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      144          Sheilla Horan               Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      144          Lester Thornhill            Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      133          Jane Bicks                  Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      1,733        David K. Cantley            Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      77           Margaret Mc Ever            Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      77           Linda Logue                 Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      103          Ruth Shinnick               Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      15,947       Yankees                     Trilogy Escrow (15)          None              (1)               12/01/99
3/7/01      10,000       Calvo Family                Trilogy Escrow (15)          None              (1)               12/01/99
                          Spendthrift Trust (AmeriNet Group)
3/7/01      16,947       Robert Pozner               Trilogy Escrow (15)          None              (1)               12/01/99
3/23/01     (15,947)     Yankees returned-
                          issued wrong number of     Trilogy Escrow (15)          None              (1)               12/01/99
                         shares on 3/7/01
3/23/01     5,000        Carrington Capital          Yankees compensation         None              (1)               12/1/99
                                                     Trilogy Escrow (15)
3/23/01     1,947        Yankees                     Trilogy Escrow (15)          None              (1)               12/1/99
3/31/01     12,479,522   TOTAL

4/26/01     (500,380)    Michael Caputa              Return of shares  pursuant
                                                      to WRI settlement agreement
                                                                    (13)
5/14/01     7,720        Frontline Processing        settlement on behalf         None              (1)
                                                      of Umile and Gleason AITC
5/3/01      484,752      Yankees                     Yankees exercise of warrant
                                                                   (21)           (4)               (2)
5/3/01      1,000,000    Calvo Family                Yankees exercise of warrant  (4)               (2)
                                                      and distributed shares back
                                                      to its stockholders
                                                                   (21)

5/3/01      1,000,000    Tucker Family               Yankees exercise of warrant and                (2)
                                                      distributed shares back to its
                                                      stockholders (21)
5/23/01     10,000       Edward C. Dmytryk           escrow agent for WRI and                       (2)
                                                      PriMed agreement
5/28/01     173,908      Coast To Coast Realty, Inc. Services as corporation information            (2)
                                                      spokesperson May 2000 to May  2001
5/28/01     220,000      Bolina Trading Corp         conversion of debt to equity                   (2)
                                                     $55,000           @$0.25
5/28/01     10,000       SKRD Trading Corp           Conversion of preferred to common
5/28/01     90,680       Vanessa H. Lindsey          Conversion of preferred to common
5/28/01     16,660       Edward C. Dmytryk           Conversion of preferred to common
5/28/01     666,680      Robert Pozner               Conversion of preferred to common
5/31/01     227,860      K. Walker                   Conversion of preferred to common
5/31/01     480,000      Bolena                      Conversion of preferred to common
5/31/01     600,000      Calvo Family                Conversion of preferred to common
5/31/01     5,193,340    Yankees                     Conversion of preferred to common
5/31/01     186,680      Debra Elenson               Conversion of preferred to common
5/31/01     166,680      Jonathan Eichner            Conversion of preferred to common
5/31/01     166,680      Scott Heicken               Conversion of preferred to common
5/31/01     450,400      Palm Air                    Conversion of preferred to common
5/31/01     26,660       Leonard M. Tucker           Conversion of preferred to common
5/31/01     573,340      Blue Lake                   Conversion of preferred to common
6/8/01      178,643      Lawrence R. Van Etten       compensation and expenses                       S-8
6/8/01      74,101       George Franjola             compensation                                    S-8
6/8/01      90,658       Vanessa H. Lindsey          compensation                                    S-8
6/8/01      187,741      Edward C. Dmytryk           compensation and expenses                       S-8
6/8/01      92,216       Douglas L. Wilson           compensation                                    S-8
6/8/01      2,000        G. Richard Chamberlin       compensation                                    S-8
6/8/01      10,216       David K. Cantley            compensation                                    S-8
6/8/01      533,486      K. Walker                   Finders fee
6/8/01      466,514      Palm Air
6/8/01      650,000      Jonathan Eichner            finders fee
6/8/01      650,000      Debra Elenson               finders fee

6/8/01      319,122      Calvo Family Spendthrift Trust  Yankees exercise of warrant and distributed shares back to its
                                                         stockholders (21)
6/8/01      319,121      Tucker Family Spendthrift Trust Yankees exercise of warrant and distributed shares back to its
                                                         stockholders (21)
6/8/01     (5,000)      Sara Sanders                     AmeriNet purchased shares for $1500

27,300,000 total common stock outstanding


(1) Section 4(2) of the Securities Act. In each case, the subscriber was required to represent that the shares were purchased for investment purposes, the certificates were legended to prevent transfer except in compliance with applicable laws and the transfer agent was instructed not to permit transfers unless directed to do so by our company, after approval by its legal counsel. In addition, each subscriber was directed to review our company's filings with the Commission under the Exchange Act and was provided with access to our company's officers, directors, books and records, in order to obtain required information.

(2) Section 4(6) of the Securities Act. In each case, the subscriber was required to represent that the shares were purchased for investment purposes, the certificates were legended to prevent transfer except in compliance with applicable laws and the transfer agent was instructed not to permit transfers unless directed to do so by our company, after approval by its legal counsel. Each subscriber was directed to review our company's filings with the Commission under the Exchange Act and was provided with access to our company's officers, directors, books and records, in order to obtain required information; and, a Form D reporting the transaction was filed with the Commission.

(3) Section 4(1 1/2 ) of the Securities Act. The transaction involved a private sale of restricted securities under the exemption commonly referred to as the Section 4 1 1/2 exemption. The recipient receives restricted securities but, if obtained from a person not deemed a control person under Commission Rule 144, the recipient is permitted to "tack the transferor's holding period" for purposes of Commission Rule 144.

(4) No commissions or discounts were paid to anyone in conjunction with the sale of the foregoing securities, except that Yankees exercised preferential subscription rights granted by our company in Yankees' consulting agreement or that it may be entitled to compensation based on the terms of its consulting agreement with our company.

(5) Part of a private placement of 1,750,000 shares of our company's common stock required to raise emergency capital for our company and to induce Yankees to provide services to our company and recruit officers and directors while its consulting agreement with our company was being negotiated.

          The shares were allocated by Yankees among its stockholders and their families and to three individuals who agreed to serve as members of our company's board of directors (one of whom who also agreed to serve as our company's secretary and general counsel). Consideration was an aggregate of $35,000.

(6) Reimbursement for 50,000 shares transferred by the Calvo Family Spendthrift Trust to Carrington Capital Corp., at the request of Edward Granville-Smith, Jr., then our company's sole executive officer and director, in partial consideration for its agreement to assist our company.

(7) Consulting assistance pertaining to resumption of trading in our company's securities, including preparation of required disclosure information pursuant to Commission Rule 5c2-11, coordinating with market makers in filing Form 15c2-11 with the NASD and general business advice and assistance.

(8) Shares issued to G. Richard Chamberlin, Esquire, a member of our company's board of directors as well as its secretary and general counsel, as additional consideration for services rendered in conjunction with preparation of our company's Form 10-KSB for the year ended December 31, 1998.

(9) The shares were issued in a settlement with William A. Calvo, III, for services and related costs provided between 1995 and 1998, prior to the creation of Yankees. The original balance due was approximately $150,000 but the terms of the settlement were not consistent with representations made by our company in conjunction with other transactions at the time. As a result, our company agreed to adjust the compensation by issuance of 150,000 shares of its common stock, originally valued by our company and Mr. Calvo at $3,000, with the remaining balance due being written off in the interests of preserving our company's future business prospects. Mr. Calvo, as a principal of Yankees, had assigned his rights to such shares to Yankees which was responsible for the decision to write-off the remaining balance due. During our company's latest audit, the value was adjusted to $24,000 based on the average of the bid and offering price for our company's common stock ($0.16) on February 18, 1999, the date the agreement was amended, and thereafter, based on comments by the Commission's staff, the difference between the amount owed and such fair market value ($126,000) was treated as additional capital contributed to our company by Mr. Calvo.

(10) Shares of common stock issued to former stockholders of American Internet who were officers or directors thereof in exchange for their American Internet shares and to Yankees and its designees pursuant to the terms of its consulting agreement with our company in consideration for its role in arranging the acquisition (after material reductions based on American Internet's failure to meet its performance projections and inaccuracies in certain pre-acquisition representations by American Internet's management).

(11) Shares issued to Xcel in lieu of interest on a $75,000 loan (15,000 shares) and to Yankees for having pledged 35,000 shares of our company's common stock as security for such loan (7,000 shares).

(12) Shares issued to Internet Stock Trading School pursuant to the terms of the Equipment Purchase Agreement

(13) On November 12, 1999, WRI was merged into American Internet with all of WRI's capital stock canceled and converted into 531,000 shares of our company's's common stock. In addition, the former WRI stockholders were granted the right to receive up to 150,000 additional shares of our company's common stock, based on WRI's performance over a three year period. 500,380 shares were returned by Michael Caputa pursuant to the terms of a settlement agreement.

(14) Pursuant to the terms of its consulting agreement with our company, Yankees was entitled to compensation in an amount equal to 10% of the consideration received by the former WRI stockholders, for its services in arranging for the acquisition of WRI. As contemplated in its consulting agreement, a portion of such compensation was assigned by Yankees to persons who provide it with assistance in performing its services. In addition, Yankees voluntarily assigned 6,231 shares to Lynn Popitti, a former stockholder in American Internet.

(15) Shares issued in exchange for all of Trilogy's capital stock, 1,105,726 of the shares returned by Mr. and Mrs. Berardi pursuant to the terms of a settlement agreement.

(16) Pursuant to the terms of its consulting agreement with our company, Yankees was entitled to compensation in an amount equal to 10% of the consideration received by the former Trilogy stockholders, for its services in arranging for the acquisition of Trilogy, half of which was assigned by Yankees to Robert Harris Pozner in consideration for his assistance in conjunction with the acquisition.

(17) On May 31, 2000, our company entered into a settlement agreement with Xcel Associates, Inc. A copy of the settlement agreement was filed as an exhibit to a current report on Form 8-K filed with the Commission on June 15, 2000

(18) Shares of common stock issued to Gerald A. and Leigh A. Cunningham, former stockholders of Lorilei who were officers or directors thereof, in exchange for their Lorilei shares and to Yankees and its designees pursuant to the terms of its consulting agreement with our company in consideration for its role in arranging the acquisition. A portion of the shares are being held by Yankees as escrow agent (114,504 shares) and by Bruce Brashear, Esquire as escrow agent (80,916 shares). Pursuant to the terms of its consulting agreement with our company, Yankees is entitled to compensation in an amount equal to 10% of the consideration received by the former Lorilei stockholders, for its services in arranging for the acquisition of Lorilei, of which was assigned by Yankees to others.

(19) On December 11, 1998, Mr. Scimeca received options to purchase 200,000 shares of our company's common stock, at an exercise price of $0.02 per share as his only compensation from our company for services in all capacities. Mr. Scimeca transferred all of his rights to our company's securities, including those reflected in this table, to Palmair, Inc., a Bahamian corporation, with an address at 55 Frederick Street, Box CB-13039; Nassau, Bahamas ("Palmair"). Chrisje Gentis-VerMeulen, an individual with an address at Brouwrij 8; Breukelen (UTR) 3621, The Netherlands ("Ms. Gentis-VerMeulen"), is listed as the record stockholder and director of Palmair. The option was exercised by Palmair, Inc. on April 8, 2000.

(20) At the issuers request, Yankees converted $98,5000 of debt to equity ( a total of 788,000 shares of common stock ). A portion of the 788,000 shares received by Yankees was given to persons by Yankees.

(21)      Option to purchase  12.5% of our  company's  outstanding  and reserved capital stock (including all securities convertible into capital stock) outstanding or reserved, measured immediately following exercise of the option, in consideration for an aggregate of $90,000. The option was originally granted during November of 1998 and covered 10% of our company's outstanding or reserved common stock only, with the exercise price being $60,000. It was granted as a portion of consideration granted to Yankees under its consulting agreement with our company, in exchange for Yankees agreement to forego hourly and document licensing fees for a period of 365 days. During November of 1999, our company requested that the consulting agreement be renegotiated to extend for another year the waiver of Yankees' hourly and document licensing fees and in conjunction with the resulting amendment, the current terms were adopted. The amendment was disclosed in a report on Commission Form 8-K filed by our company on December 16, 1999. The number of shares issuable cannot be determined with certainty, The transaction and option agreement are more fully described in our company's report on Form 10-QSB for the quarter ended September 30, 1998, its Form 10- KSB for the years ended December 31, 1998 and June 30, 1999, and the report on Form 8-K filed on December 16, 1999. It has been assumed that the option will cover 2,500,000 shares since only 20,000,000 shares of common stock are authorized; however, the number may be different based on the actual number of outstanding and reserved shares of capital stock. (actual certificate was for 2,484,752 shares)

               List of Preferred Shares Issued as of May 15, 2001

Date $     No. of     Certific Stockholders Name &       $ paid     Date of  From Whom    To Whom Shares are     Certific     # of
received   Shares &   ate No.  address                   per share  Transfe  transferred  Transferred            ate #        Shares
& Date     Signed     &
Issued     subscripti Exempti
           on agree.  on #
7-3-00     6,000 yes  22 (2)  Bolina Trading Corp. S.A.   $5.00
                                                       ($30,000)
7-7-00     3,600 yes  23 (2)  Bolina Trading Corp. S.A.   $5.00
                                                       ($18,000)
7-27-00    8,000 yes  24 (2)  Bolina Trading Corp. S.A.   $5.00
                                                       ($40,000
8-15-00    46,000 yes 14 (2)  The Yankee Companies, Inc.  $2.50 *
                                                      ($115,000
8-15-00    3,393 yes  15 (2)  K. Walker Ltd.              $5.00 *
                                                       ($16,965)
8-30-00    5,920 yes  16 (2)  PalmAir, Inc.               $5.00
                                                       ($29,600)
10-5-00    100,000       (2)  The Yankee Companies, Inc. $2.50 *    10-5-00  Yankees      Bolina Trading Corp. S.A. 25        6,400
               yes                          ("Yankees")($250,000
                                                                    10-5-00  Yankees      Vanessa H. Lindsey        18        500
                                                                    10-5-00  Yankees      PalmAir, Inc.             20        6,600
                                                                    10-5-00  Yankees      Debra Ellenson            21        1,000
                                                                    10-5-00  Yankees      Yankees                   17        85,500
11-13-00   27,797 yes    (2)  Yankees                    $2.50 *    11-13-00 Yankees      Palm Air                  02        2,000
                                                    ($64,492.50)
                                                                    11-13-00 Yankees      Vanessa Lindsey           03        797
                                                                    11-13-00 Yankees      Yankees                   01        25,000
11-13-00   16,000 yes    (2)  Yankees                    $2.50 *
                                                        ($40,000)
12-15-00   30,000 yes    (2)  Yankees                    $2.50*     12-5-00  Yankees      Vanessa Lindsey           05         1,000
                                                        ($75,000)
                                                                    12-5-00  Yankees      PalmAir, Inc.             06         2,000
                                                                    12-5-00  Yankees      Yankees                   04        27,000
1-31-01    5,000 yes     (2)  Yankees                    $10,000    1-31-01  Yankees      Debra Elenson             08         5,000
                                                         January
                                                         compensation
1-31-01    10,000 yes    (2)  Yankees                    $2.00*     1-31-01  Yankees      Jonathan Eichner          09         5,000
                                                       ($20,000)
                                                                    1-31-01  Yankees      Scott Heicken             10         5,000
1/29/01    1,333         (2)  Leonard M. Tucker          $1.50
                                                        ($2,000)
2/28/01    10,000 yes 36 (2)  Blue Lake Capital Corp.    $1.50
                                                       ($15,000)
2/28/01    12,000 yes 28 (2)  Yankees                    $1.50
                                                       ($18,000)
2/28/01    6,667 yes     (2)  Yankees                    $1.50      2/28/01  Yankees      K. Walker, Ltd.           29         2,500
                                                       ($10,000)
                                                       February
                                                     compensation
                                                                    2/28/01  Yankees      PalmAir, Inc.             30         2,500
                                                                    2/28/01  Yankees      Vanessa Lindsey           31           834
                                                                    2/28/01  Yankees      Edward Dmytryk            33           833



3/1/01     10,000 yes 35 (2)  Calvo Family Spendthrift Trust $1.50
                                                         ($15,000)
3/31/01    6,667 yes     (2)  Yankees                        $1.50  3/31/01  Yankees      K. Walker, Ltd.           29         4,000
                                                         ($10,000)
                                                          March
                                                       compensation
                                                                    3/31/01  Yankees      SRKD Trading Corp.        34           500
                                                                                          2500 N. Military Trail,
                                                                                          Suite 240; Boca Raton, FL 33431
                                                                    3/31/01  Yankees      Vanessa Lindsey           31           667
                                                                    3/31/01  Yankees      Yankees                   28         1,500
3/31/01    89,072 yes    (2)  Yankees                        $1.50  3/31/01  Yankees      PalmAir                   30         3,500
                                                         ($133,608)
                                                                    3/31/01  Yankees      K. Walker                 29         1,500
                                                                    3/31/01  Yankees      Vanessa Lindsey           31           736
                                                                    3/31/01  Yankees      Yankees                   28        83,336
                         (3)  Yankees took shares from cert         3/16/01  Yankees      Robert Pozner                     (33,334)
                            # ____ and had it issued
                         (3)  Yankees took shares from cert         3/19/01  Yankees      Debra Ellenson                     (3,334)
                            # ____ and had it issued
                         (3)  Yankees took shares from cert         3/19/01  Yankees      Scott Heicken                      (3,334)
                            # ____ and had it issued
                         (3)  Yankees took shares from cert         3/19/01  Yankees      Jonathan Eichner                   (3,334)
                           # ____ and had it issued
3/31/01    14,667 yes 36 (2)  Blue Lake Capital              $1.50
                                                         ($22,000)
3/31/01    1,333 yes  35 (2)  Calvo Family                   $1.50
                                                           ($2,000)
4/10/01    6667          (2)  Calvo Family                   $1.50
                                                          ($10,000)
4/10/01    4,000      36 (2)  Blue Lake                      $1.50
                                                           ($6,000)
4/24/01    4,000         (2)  Calvo Family                   $1.50
                                                           ($6,000)
4/27/01    4,000         (2)  Calvo Family                   $1.50
                                                           ($6,000)
4/30/01    6,667         (2)  Yankees                      $10,000
                                                           compensation
                                                           for April
5/3/01     (6667)     04      Yankees                     cashless  5/3/01   Yankees                       received
                                                                             exercise                      20,333 shares back
                                                                             of warrant                    from certificate # 4
                                                                                                           which was originally
                                                                                                           for 27,000 shares
5/701      4,000         (2)  Calvo Family                   $1.50
                                                           ($6,000)
5/31/01    6667          (2)  Yankees                        $1.50
                                                          ($10,000)
                                                           May
                                                        compensation
5/25/01    (500)              SKRD Trading Corp.             (4)
5/25/01    (4534)             Vanessa Lindsey                (4)

5/25/01    (833)              Edward C. Dmytryk              (4)
5/25/01    (33,334)           Robert Pozner                  (4)
5/31/01    (24,000)           Bolina Trading Corp            (4)
5/31/01    (1,333)            Leonard M. Tucker              (4)
5/31/01    (22,520)           PalmAir, Inc.                  (4)
5/31/01    (11,393)           K. Walker                      (4)
5/31/01    (9,334)            Debra Elenson                  (4)
5/31/01    (28,667)           Blue Lake capital              (4)
5/31/01    (30,000)           Calvo Family                   (4)
5/31/01    (8,334)            Scott Heicken                  (4)
5/31/01    (8,334)            Jonathan Eichner               (4)
5/31/01    (259,667)          Yankees                        (4)

0 shares outstanding

*        certificate numbers 11, 12, 13, 19 are all voided and cancelled.

(1) Section 4(2) of the Securities Act. In each case, the subscriber was required to represent that the shares were purchased for investment purposes, the certificates were legended to prevent transfer except in compliance with applicable laws and the transfer agent was instructed not to permit transfers unless directed to do so by our company, after approval by its legal counsel. In addition, each subscriber was directed to review our company's filings with the Commission under the Exchange Act and was provided with access to our company's officers, directors, books and records, in order to obtain required information.

(2) Section 4(6) of the Securities Act. In each case, the subscriber was required to represent that the shares were purchased for investment purposes, the certificates were legended to prevent transfer except in compliance with applicable laws and the transfer agent was instructed not to permit transfers unless directed to do so by our company, after approval by its legal counsel. Each subscriber was directed to review our company's filings with the Commission under the Exchange Act and was provided with access to our company's officers, directors, books and records, in order to obtain required information; and, a Form D reporting the transaction was filed with the Commission.

(3) Section 4(1 1/2 ) of the Securities Act. The transaction involved a private sale of restricted securities under the exemption commonly referred to as the Section 4 1 1/2 exemption. The recipient receives restricted securities but, if obtained from a person not deemed a control person under Commission Rule 144, the recipient is permitted to "tack the transferor's holding period" for purposes of Commission Rule 144.

(4) Converted preferred shares to Common.

                                  Exhibit 3.2C4
            Comment Letters from the Securities & Exchange Commission

     The company received a notice from the Securities and Exchange Commission on March 15, 2001, suggesting that an S-3 would be inappropriate to file:
"because we (AmeriNet) failed to meet the requirements for the use of this form, specifically General Instruction 1.B.3." Park City Group has been provided a copy of the letter from the Commission.


                                  Exhibit 3.2E
                         Pending & Threatened Litigation

     AmeriNet is not aware of any threatened litigation, except that one of its directors, J. Bruce Gleason has refused to sign a termination and settlement agreement based on the following allegation, which management refutes:

     J. Bruce Gleason, a member of AmeriNet's board through an acquisition, indicated that he feels he is owed approximately $32,000 from AmeriNet. Ed Dmytryk showed existing documents and information pertaining to this claim and the Board determined that there was no cause for the Board to settle. However a compromise was offered and Mr. Gleason refused the compromise. A copy of the letter from Bruce Gleason's attorney and his partner, Mr. Umile, have been provided to Park City Group.

     AmeriNet, Inc., a Delaware corporation, owns the trademark for AmeriNet, AmeriNet and Design. In August of 1999, AmeriNet, Inc. threatened action if AmeriNet Group.com, Inc. continued using the abbreviated form of AmeriNet in its communication. In April of 2001, Ed Dmytryk, talked to both AmeriNet, Inc's lawyer and president and discussed the pending acquisition of Park City Group. The president of AmeriNet, Inc. indicated that if the acquisition took place there would be no further action on their behalf as long as AmeriNet Group.com, Inc.'s name changed, as agreed to by Park City Group. A copy of the letter from AmeriNet, Inc's lawyer has been provided to Park City Group.

     AmeriNet of Michigan, a Michigan corporation, owns the trademark for AmeriNet In December of 1999, AmeriNet of Michigan assured AmeriNet Group.com, Inc. that they would continue to monitor the situation and will take appropriate action to protect its rights if any actual confusion occurs between our company and their company. A copy of the letter from AmeriNet of Michigan's lawyer has been provided to Park City Group.

                                  Exhibit 3.2F
                            Tax Obligations and Liens

1. The exceptions apply to AmeriNet only and not to its subsidiaries since there will be no subsidiaries at closing, however some of AmeriNet's subsidiaries have not filed tax returns. (ie. Lorilei Communications, Inc. & and AmeriNet Communications, Inc. )

2.   AmeriNet's tax returns for 1999 and 2000 were filed in April of 2001.

3. Payroll taxes to the IRS for the 2nd quarter will need to be paid up to the date of closing.


                                  Exhibit 3.2H
                            Liabilities & Obligations

1. There is a liability to officers and consultants to issue approximately 635,575 shares of common stock.

2. All outstanding options and warrants as reflected in Exhibit 3.2B should be considered a liability

3. All outstanding registration rights as reflected in Exhibit 3.2B4 should be considered a liability

4. A copy of the consulting agreement between Funds America Finance Corporation and AmeriNet has been provided to Park City. The only AmeriNet obligation that will survive closing is the obligation to provide a shareholders list.

5. A copy of the consulting agreement between PriMed Technologies, Inc., AmeriNet and Liberty Transfer Co. has been provided to Park City. The only AmeriNet obligation that will survive closing is the obligation to provide a shareholders list.

6.   Liability to pay Liberty Transfer Co. for services as transfer agent.

7. All tax obligations reflected in Exhibit 3.2F should be considered a liability.

8.   Payroll to employees will be paid up to the date of closing.

9.   Contract with  Hamilton Lehrer & Dargan, P.A.

10.  Contract with Jericho Capital Corp.

11. A claim from Bruce Gleason to pay him $32,000 and return 930,000 shares of AmeriNet's common stock. See Exhibit 3.2E Litigation.

12. Liability to pay in shares of AmeriNet's common stock at $0.17 per share, $30,000 to the Calvo Family Spendthrift Trust. (Yankees affiliates)

13. Liability to pay in shares of AmeriNet's common stock at $0.17 per share, $30,000 to the Tucker Family Spendthrift Trust. (Yankees affiliates)

                                  Exhibit 3.2J
                                     Leases

         AmeriNet has no leases.




                                  Exhibit 3.2K2
                      Insurance Policies and Fidelity Bonds

         AmeriNet has no insurance policies or fidelity bonds.

                                  Exhibit 3.2L
                            Contracts and Commitments

(i) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any collective bargaining agreement or contract with any labor union:

         Not Applicable

(ii) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any bonus, pension, profit sharing, retirement, or other form of deferred compensation plan:

- *Non-Qualified Stock Option & Stock Incentive Plan, 2000, effective
   January 1, 2000with award certificates
- *Non-Qualified Stock Option & Stock Incentive Plan, 2000, effective
   March 8, 2000                Filed on 10/22/99 10-KSB
- *Non-Qualified Stock Option & Stock Incentive Plan, 2001, effective
   January 1, 2001 with award certificates
- AmeriNet Communications, Inc. Stock Option Plan, effective October ,
  2000 Filed on 01/05/01 8-K
- Agreement to Adopt Stock Option Plan, dated 12/22/00 Filed 12/21/00 8-K
- Corporate Director Agreement - Cantley, David K., dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Chamberlin, Richard, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Champion, Charles, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Dmytryk, Edward, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Gleason, Bruce, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Joffe, Anthony, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Lindsey, Vanessa, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement - Van Etten, Larry, dated 12/21/00 filed on 01/05/01 8-K
- Corporate Director Agreement- Wilson, Douglas, dated 12/21/00 filed on 01/05/01 8-K
- *Common Stock Purchase Warrant - Cantley, David K, dated 06/26/00
- *Common Stock Purchase Warrant - Cantley, David K., dated 04/03/01
- *Common Stock Purchase Warrant - Jordan, Michael, dated 06/26/00
- *Common Stock Purchase Warrant - Lipson, Saul B., dated 06/26/00
- *Common Stock Purchase Warrant - Lindsey, Vanessa H., dated 06/26/00
- *Common Stock Purchase Warrant - Van Etten, Lawrence, dated 06/26/00

(iii) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any medical insurance or similar plan or practice, whether formal or informal:

         Not applicable

(iv) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any contract for the employment of any officer, employee, or other person on a full-time or consulting basis or relative to severance pay or change-in-control benefits for any such person:

- *Agreement with PriMed Technologies, Inc, AmeriNet and Liberty, dated 5/30/01
- Consulting Agreement with Market Force, Inc. - dated 4/26/01
- Strategic Consulting Agreement with Yankee Companies - dated 12/29/00
         Filed 01/05/01 8-K
- Consulting Agreement, Amended - Yankees, dated 11/23/99 Filed 12/12/99 8-K
- Consulting Agreement - Funds America, dated 08/04/99 Filed 12/31/98 10-KSB
- Contract of Service Agreement-Trinity Venture, dated 03/26/01
- Corporate Information Service Agreement - Scimeca, Charles, dated 03/06/01
- Corporate Information Service Agreement - Wall Street Watch, dated 03/13/01
- Corporate Secretary Agreement - Lindsey, Vanessa, dated 01/11/00 Filed 01/05/01 8-K
- Director & Officer Superseder & Settlement Agreement - Cantley, David
- Director & Officer Superseder & Settlement Agreement - Chamberlin, dated 04/26/01
- Director & Officer Superseder & Settlement Agreement - Dmytryk, dated 04/09/01

-   Director & Officer Superseder & Settlement Agreement - Franjola, dated
    04/26/01
-   Director & Officer Superseder & Settlement Agreement - Lindsey, dated
    04/06/01
-   Director & Officer Superseder & Settlement Agreement - Van Etten, dated
    04/10/01
-   Director & Officer Superseder & Settlement Agreement - Wilson, dated
    04/11/01
-   Employment Agreement - Cantley, David, dated 02/17/00 until 06/30/01
    Filed 10/13/00 10-K
-   Employment Agreement- Jordan, Michael, dated 08/19/99 Filed 08/24/99 8-K
-   Employment Agreement- Van Etten, Lawrence, dated 05/22/00,Filed105130/00 8-K
-   Retainer Letter Agreement - Chamberlin, dated 03/13/01

(v) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any agreement or indenture relating to the borrowing of money in excess of $2,000 or to mortgaging, pledging or otherwise placing a lien on any assets of AmeriNet which has a fair market value in excess of $5,000 in the aggregate:

-  Convertible Loan Agreement, dated 5/7/01
- Loan & Security Agreement - The Yankee Companies, dated 05/05/00 Filed 05/15/00 10-QSB
- Full Recourse Secured Promissory Note - Yankees, dated 05/05/00 Filed 05/15/00 10-QSB
-  Promissory Note - AmeriNet/Lorilei, dated 10/12/00      Filed 11/02/00 8-K
-  Promissory Note-AmeriNet/ PriMed, dated 01/17/01

(vi) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any guaranty of any obligation for borrowed money or otherwise, other than endorsements made for collection:

-  Convertible Loan Agreement, dated 5/7/01
- Loan & Security Agreement - The Yankee Companies, dated 05/05/00,Filed 05/15/00 10-QSB
- Full Recourse Secured Promissory Note - Yankees, dated 05/05/00, Filed 05/15/00 10-QSB

(vii) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any lease or agreement under which it is lessor of, or permits any third party to hold or operate, any property, real or personal:

         Not applicable

(viii) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any contract or group of related contracts with the same party for the purchase of products or services, under which the undelivered balance of such products and services has a purchase price in excess of $2,000:

         Not applicable

(ix) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any contract or group of related contracts with the same party for the sale of products or services, under which the undelivered balance of such products and services has a sales price in excess of $2,000:

         Not applicable

(x) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any franchise agreement:

         Not applicable

(xi) Except as set forth below AmeriNet is not a party and has not been a party for a period of at least one year to any other agreement material to AmeriNet's business or not entered into in the ordinary course of business:

- Agreement to Assign Claims - Yankees/AmeriNet, dated 05/04/01
- Assignment of Claims, dated 05/04/01
- Assignment and Transfer of Bankruptcy Claim #18, dated 05/04/01

- Assignment and Transfer of Bankruptcy Claim #20, dated 05/04/01
- Cisco Reseller Agreement, dated 02/09/01
- Conversion Agreement - Blue Lake Capital Corp, dated 02/28/01 filed on 05/15/01 10-Q
- Conversion Agreement - Blue Lake Capital Corp, dated 03/31/01 filed on 05/15/01 10-Q
- Conversion Agreement - Blue Lake Capital Corp., dated 04/10/01 filed on 05/15/01 10-Q
- Conversion Agreement - Calvo Family Spendthrift Trust, dated 03/01/01 filed on 05/15/01 10-Q
- Conversion Agreement - Calvo Family Spendthrift Trust, dated 03/31/01 filed on 05/15/01 10-Q
- Conversion Agreement - Calvo Family Spendthrift Trust, dated 04/01/01 filed on 05/15/01 10-Q
- Conversion Agreement - Calvo Family Spendthrift Trust, dated 04/24/01 filed on 05/15/01 10-Q
- Conversion Agreement - Calvo Family Spendthrift Trust, dated 04/27/01 filed on 05/15/01 10-Q
- Conversion Agreement - Calvo Family Spendthrift Trust, dated 05/07/01 filed on 05/15/01 10-Q
- Conversion Agreement - K. Walker, LTD., dated 08/15/00 filed on 05/15/01 10-Q
- Conversion Agreements - Tucker, Lenny, dated 01/29/01 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 06/30/00 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 08/15/00 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 10/05/00 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 11/13/00 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 12/05/00 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 01/31/01 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 01/31/01 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 02/28/01 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 02/28/01 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 03/31/01 filed on 05/15/01 10-Q
- Conversion Agreement - Yankees, dated 03/31/01 filed on 05/15/01 10-Q
- Conversion Agreement-Yankees, dated 4/30/01 filed on 05/15/01 10-Q
- Conversion Agreement-Yankees, dated 5/31/01 filed on 05/15/01 10-Q
- License Agreement - Yankees, dated 02/09/00 Filed 12/31/99 10-Q
- License Agreement, Amendment - Yankees/WRI, dated 04/16/01 Filed 04/30/01 8-K
- License Transfer Agreement, dated April 16, 2001
- Reorganization Agreement - Lorilei, dated 05/11/00 Filed 05/30/00 8-K
- Recission Agreement - Vista Vacation, dated 07/12/00 Filed 08/15/00 8-K
- Settlement Agreement - Frontline Processing, dated 04/15/01
- Subscription Agreement - Bolina Trading Corp.,dated 07/04/00 Filed on 05/15/01
- Subscription Agreement - Bolina Trading Corp.,dated 07/07/00 Filed on 05/15/01
- Subscription Agreement - Bolina Trading Corp.,dated 07/27/00 Template filed on 05/15/01
- Subscription Agreement - Franjola, George, dated 06/06/00
- Subscription Agreement - Franjola, John, dated 06/05/00
- Subscription Agreement - K. Walker, Ltd., dated 06/07/00
- Subscription Agreement - K. Walker, Ltd., dated 06/07/00
- Subscription Agreement - Palmair, Inc., dated 08/30/00 Filed on 05/15/01 8-KSB
- Subscription Agreement - Van Etten, Lawrence, dated 06/08/00
- Subscription Agreement - Van Etten, Linda, dated 06/08/00
- Subscription Agreement - Van Etten, Lawrence and Linda, dated 06/08/00
- Subscription Agreement - The Yankee Companies, dated 06/16/00
- Superseder & Exchange Agreement - Trilogy, dated 06/30/00 Filed 07/17/00 8-K
- Superseder & Exchange Agreement - WRI, dated 01/26/01 Filed 02/08/01 8-K
- Superseder & Settlement Agreement - Xcel, dated 05/31/00 Filed 06/15/00 8-K
- Superseder and Termination Agreement -Yankees, dated 5/25/01
- Warrant Agreement, Amended - Elenson, Debra , dated 5/22/01
- Warrant Agreement, Amended - Eichner, Jonathan - dated May 23, 2001
- Warrant Agreement - The Yankee Companies, dated 11/23/99 Filed 05/11/01 8-K
- Warrant Agreement, Amended Supplement, dated 04/30/01 Filed 05/11/01 8-K
- Warrant Agreement, Yankees, dated 5/2/01, as amended as of June 13, 2001
- Warrant Agency Agreement, Yankees/Liberty, dated 5/25/01, as amended as of June 13, 2001

- Weekly Stock Picks.com, dated 03/07/01
- Letter of Intent, dated 12/13/00
- *Hamilton Lehrer & Dargan, P.A. - *Jericho Capital Corp.

* This agreement will remain in effect after the closing of the Park City Group/AmeriNet reorganization.




                                  Exhibit 4.3C
                                    Consents


1. A copy of the annual stockholders meeting minutes, dated December 21, 2001, have been provided to Park City.

2. A copy of the Board minutes dated May 18, 2001, have been provided to Park City.

3. See exhibit 3.2L for a copy of the termination agreement between AmeriNet and Yankees.



                                  Exhibit 5.2D
                                  Legal Opinion